Transactions in foreign currency	12 Months Ended
Dec. 31, 2018
Transactions In Foreign Currency
Transactions in foreign currency

5.       Transactions in foreign currency

Transactions in foreign currency take place at the open-market exchange rates published by the Superintendent of Banks, Insurance and Pension Funds Administration. As of December 31, 2018 the exchange rates for transactions in United States dollars, published by this institution, were S/3.369 for purchase and S/3.379 for sale (S/3.238 for purchase and S/3.245 for sale as of December 31, 2017).

As of December 31, 2018 and 2017, the Group had the following assets and liabilities in United States dollars:

	2018	2017
	US$(000)	US$(000)

Assets
Cash and cash equivalents	4,007	1,157
Trade and other receivables	5,135	7,764
Advances to suppliers for work in progress	1,250	5,534
	10,392	14,455

Liabilities
Trade and other payables	(29,618)	(18,274)
Interest-bearing loans and borrowings	(149,612)	(300,000)
	(179,230)	(318,274)

	(168,838)	(303,819)
Cross currency swap position	150,000	300,000

Net monetary position	(18,838)	(3,819)

As of December 31, 2018 and 2017, the Group has cash currency hedging agreements for its bonds (denominated in US dollars), see note 15. Of the US$150,000,000 shown in the swap position, there are underlying liabilities in the amount of US$131,612,000. The difference of US$18,388,000 is maintained as derivative financial instruments of negotiation.

During 2018 and 2017, the net loss originated by the exchange difference was approximately S/8,377,000 and S/2,226,000, respectively. All these results are presented in the caption “Net loss for difference in exchange” of the consolidated statement of income. The net loss difference in exchange for the year 2018 includes a loss of S/4,293,000 originated by cash flow hedging instruments that changed under negotiation conditions.